Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2014

First Citizens BancShares, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4300 Six Forks Road
Raleigh, North Carolina	27609
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 716-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2014, First Citizens BancShares, Inc. ("BancShares") announced that on June 19, 2014, the Executive Committee of its Board of Directors had approved certain management changes which are proposed to become effective following consummation of BancShares' recently announced merger (the "Merger") with First Citizens Bancorporation, Inc. ("BanCorp").

When the Merger becomes effective, it is proposed that BancShares and FCB/NC be led by a six-person executive leadership team. Edward L. Willingham IV (age 59), currently President of BancShares and its subsidiary, First-Citizens Bank & Trust Company ("FCB/NC"), would fill a newly created position as Chief Operating Officer of BancShares and FCB/NC. Mr. Willingham has been employed by FCB/NC since 1987 and has served in his current positions since 2009. His compensation would not change.

Peter M. Bristow (age 48), currently Executive Vice President and Chief Operating Officer of BanCorp and President and Chief Operating Officer of BanCorp's subsidiary, First Citizens Bank and Trust Company, Inc. ("FCB/SC"), is proposed to become President and Corporate Sales Executive of BancShares and FCB/NC with a focus on FCB/NC's legacy banking markets. Mr. Bristow has been employed by FCB/SC since 1991 and has served in his current positions since 2001. Mr. Bristow is the brother-in-law of BancShares' and FCB/NC's Chairman and Chief Executive Officer, Frank B. Holding, Jr., and Vice Chairman, Hope H. Bryant.

Craig L. Nix (age 42), currently Executive Vice President and Chief Financial Officer of BanCorp and FCB/SC, is proposed to replace BancShares' and FCB/NC's current Chief Financial Officer, Glenn D. McCoy, who will retire on a date to be determined following the Merger. Mr. Nix has been employed by FCB/SC since 1999 and has served in his current positions since 2001.

Jeffery L. Ward (age 54), currently FCB/NC's Regional Executive Vice President – Central Region, is proposed to fill a newly created position as Chief Strategy Officer of BancShares and FCB/NC. He has been employed by FCB/NC since 1992 and has served in his current position since 2004.

Frank B. Holding, Jr., will continue to serve as Chairman and Chief Executive Officer of BancShares and FCB/NC. Hope H. Bryant, currently Vice Chairman of BancShares and FCB/NC, will continue in her current position with the additional role of Corporate Sales Executive with a focus on FCB/NC's expansion markets and wealth management services.

Implementation of the above management changes is subject to completion of the Merger.

Proposed compensatory arrangements for Mr. Bristow and Mr. Nix (whose employment would be on an "at will" basis) include: (1) annual base salary ($625,000 for Mr. Bristow and $500,000 for Mr. Nix); (2) beginning in January 2015, eligibility for receipt of awards under FCB/NC's Long Term Incentive Plan; (3) relocation allowances payable during their first regular pay periods after assuming their new positions ($100,000 for Mr. Bristow and $60,000 for Mr. Nix); and (4) FCB/NC's payment of various moving expenses, including the moving of household goods, realtors' commissions (up to 6%) on sales of existing homes;reasonable and customary closing costs on purchases of new homes; reasonable and customary expenses incurred in up to two house-hunting trips; and temporary housing, storage costs and travel expenses during their transition periods of up to 180 days for Mr. Bristow and twelve months for Mr. Nix, which may be extended by 180 days for each of them based on delays in the timing of sales of existing homes and purchases of new homes due to residential real estate market conditions. The officers would be required to reimburse FCB/NC for pro rata portions of their respective relocation allowances and amounts of expenses paid on their behalf if they voluntarily terminated their employment with FCB/NC within 24 months after assuming their new positions.

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Forward Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, descriptions of BancShares' and BanCorp’s financial condition, results of operations, asset and credit quality trends and profitability and statements about the expected timing, completion, financial benefits and other effects of the proposed Merger. Forward-looking statements can be identified by the use of the words "propose," “anticipate,” “believe,” “expect,” “intend,” “could” and “should,” and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that could cause actual results to differ materially from those expressed in such forward-looking statements include the ability to obtain regulatory approvals and meet other closing conditions in the Merger, including shareholder approval of each party, on the expected terms and schedule, delay in closing the merger, difficulties and delays in integrating the businesses of the companies or fully realizing cost savings and other benefits of the Merger, changes in interest rates and capital markets and other factors detailed in BancShares' filings with the SEC. These forward-looking statements are made only as of the date of this Report, and neither BancShares nor BanCorp undertakes an obligation to release revisions to these forward looking statements to reflect events or conditions after the date of this Report.

Additional Information and Where to Find It

This Current Report on Form 8-K may be deemed solicitation material in respect of the proposed Merger. In connection with the proposed Merger, BancShares will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of BancShares and BanCorp, a prospectus relating to BancShares' common stock and other documents relevant to the proposed transaction. SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Once available, a free copy of the joint proxy statement/prospectus, as well as other filings containing information about BancShares, may be obtained at the SEC’s website at http://www.sec.gov. These documents will also be available, free of charge, from BancShares at www.firstcitizens.com/meet-first-citizens/corporate-information/corporate-profile/ or by directing a request to: Proxy Request, Post Office Box 27131, Raleigh, North Carolina 27611-7131, or by calling (919) 716-7711.

BancShares and BanCorp and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed Merger. Information about the executive officers and directors of BancShares is set forth in the proxy statement for BancShares' 2014 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 17, 2014. Information about the executive officers and directors of BanCorp may be obtained by reading the Joint Proxy Statement/Prospectus regarding the proposed Merger when it becomes available.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

First Citizens BancShares, Inc.
(Registrant)

Date: June 20, 2014
	By:	/s/ Frank B. Holding, Jr.
Frank B. Holding, Jr.
Chairman and Chief Executive Officer

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